UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Event: September 1, 2004


                        WORLDWIDE MANUFACTURING USA, INC.
             (Exact name of registrant as specified in its charter)


                   Colorado                           0-31761                    84-1536519
(State or other jurisdiction of incorporation)(Commission File Number)(IRS Employer Identification No.)

          1142 Cherry Avenue
         San Bruno, California         94066
(Address of Principal Executive Office)(Zip Code)

                                (650) 794-9888
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On September 1, 2004, Worldwide Manufacturing USA, Inc. (the "Company"), acquired all of the assets of Shanghai Chuan Lin Die Casting Products, Ltd. ("Chuan Lin"), a Chinese corporation. The transaction wascompleted pursuant to the terms of an Agreement for Sale and Purchase of Business Asset dated September 1, 2004 ("the Agreement"). The Agreement is herewith attached as an exhibit. As a result of the closing under the Agreement for Sale and Purchase of Business Asset, Chuan Lin became a wholly-owned subsidiary of the Company.

      In evaluating Chuan Lin as a candidate for the proposed acquisition, our directors considered various factors such as the building assets, the condition of the equipment, the layout of the factory, the location of the factory, and the anticipated potential for growth of the business of the factory. In evaluating Worldwide, it is believed that the owner of Chuan Lin placed a primary emphasis on our status as a publicly traded company
(OTCBB: WMFG) and as a growth company with profitable operations in 2003 and 2004.

      Pursuant to the Agreement for Sale and Purchase of Business Asset, 1,000 shares of Preferred Stock of Worldwide will be issued in exchange for the acquisition of the assets of Chuan Lin. Each share of Preferred Stock converts to 1,000 shares of common stock of Worldwide, and until converted, has the same voting, dividend and liquidation rights as the number of common shares into which it is converted. These shares will be allocated up to a five-year period. The Preferred Stock, and the underlying common stock,when and if converted, will bear a restrictive legend on the common stock of Worldwide. After closing of the Agreement, the Company will have 1,000 shares of Preferred shares outstanding. The allocation of the purchase price was as follows: $192,000 for the property and plant, $486,000 for the equipment, and $379,000 dollars for the inventory, for a total of $1,057,000.

      Prior to the closing, Chuan Lin was one of Worldwide's suppliers, comprising 3% or $180,000 of Worldwide purchases in the year ended December 31, 2003.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      Worldwide will issue a new series of preferred stock, to be denominated Series A Preferred Stock, having the attributes described in response to Item
2.01. The text of the statement formally designating the rights of the Series A Preferred Stock to be filed with the Colorado Secretary of State has not been completed but will be filed with Worldwide's next Quarterly Report on Form 10-QSB.

NO CHANGE IN OFFICERS AND DIRECTORS

      There was no change in the officers and directors of the Company as a result of or in conjunction with, the closing under the Agreement for Sale and Purchase of Business Asset.

       SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of the date of completion of the share exchange transaction, the number of shares of Common Stock owned of record and beneficially by executive officers, directors and persons who hold 5.0% or more of the outstanding Common Stock of the Company. Also included are the shares held by all executive officers and directors as a group. Prior to the Agreement for Sale and Purchase of Business Asset, no preferred shares were issued.

      The Company's Articles of Incorporation authorize 100,000,000 shares of common stock, no par value, and 10,000,000 shares of preferred stock, no par value. Each holder of common stock has one vote per share on all matters voted upon by the shareholders. The voting rights are non-cumulative, so that shareholders holding more than 50% of the outstanding shares on common stock are able to elect all members of the Board of Directors. There are no preemptive rights or other rights of subscription.

NAME AND ADDRESS                     NO. OF SHARES BENEFICIALLY OWNEDPERCENT OF CLASS
JIMMY WANG  (1)  (2)
WORLDWIDE MANUFACTURING USA, INC.
1142 CHERRY STREET
SAN BRUNO, CALIFORNIA 94066                            25,010,000 (3)          82.47%

MINDY WANG  (1) (2)
WORLDWIDE MANUFACTURING USA, INC.
1142 CHERRY STREET                                     25,010,000 (3)          82.47%
SAN BRUNO, CALIFORNIA 94066

JOHN BALLARD (2)
6754 W. HINSDALE PL.
LITTLETON, CO 80128                                         1,681,000            5.5%

ALL OFFICERS AND DIRECTORS AS A GROUP
(3 IN NUMBER)                                              26,691,000          88.0 %

(1)  The person listed is a director of the Company.
(2)  The person listed is an officer of the Company.
(3)    Jimmy  and  Mindy  Wang  are  husband  and  wife.   Each  holds directly
12,505,000 shares, but may be deemed to beneficially own the shares owned by the other.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)Financial Statements of the Business Acquired:

      Audited financial statements of Shanghai Chuan Lin Die Casting Products, Ltd for the years ended December 31, 2003 and December 31, 2002.

      Unaudited Interim Financial Statements for Shanghai Chuan Lin Die Casting Products, Ltd as of June 30, 2004 and 2003.

      (b)Unaudited Pro Forma Income Statement and Balance sheet for the combination of Worldwide Manufacturing USA, Inc. and Shanghai Chuan Lin Die Casting Products., Ltd for December 31, 2003 and for June 30, 2004.

      (c)   Exhibits.

      2.1 Agreement for Sale and Purchase of Business Asset dated September 1, 2004, between Worldwide Manufacturing USA, Inc., and Shanghai Chuan Lin Die Casting Products, Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDWIDE MANUFACTURING USA, INC.


By: /S/JIMMY WANG
      Jimmy Wang, President and Chief Executive Officer

By: /S/ JOHN BALLARD
            John Ballard, Chief Financial Officer

By: /S/ MINDY WANG
      Mindy Wang, Secretary and Treasurer

Date:    September 6, 2004

Exhibit (a) - Audited financial statements of Shanghai Chuan Lin Die Casting Products., Ltd.
 for the year ended December 31, 2003 and December 31, 2002.


                  SHANGHAI CHUAN LIN DIE CASTING PRODUCTS, LTD.

           FOR THE YEAR ENDED DECEMBER 31, 2003 AND DECEMBER 31, 2002


                                    I N D E X




INDEPENDENT AUDITOR'S REPORT 	F-1
INCOME STATEMENT             	F-2
RETAINED EARNINGS STATEMENT  	F-3
BALANCE SHEET                	F-4
STATEMENT OF CASH FLOW       	F-6
NOTES TO FINANCIAL STATEMENTS	F-7

INDEPENDENT AUDITOR'S REPORT

To Shanghai Chuan Lin Precision Die Casting Co., Ltd.:

We have audited the accompanying balance sheet of Shanghai Chuan Lin Precision Die Casting Co. Ltd. ("the Company"), as of December 31, 2002, 2003 and June 30, 2004, and the related statement of Income, retained earnings and cash flows for the year then ended 2002, 2003 and six month June 30, 2004. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Generally Accepted Auditing Standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respect, the financial position of the Company as of December 31, 2002, 2003 and June 30, 2004, the results of its operations and its cash flow for the year ended 2002, 2003 and six month June 30, 2004 in conformity with the U.S. generally accepted accounting principles.


Appendixes:
1. Balance sheets of Shanghai Chuan Lin Precision Die Casting Co., Ltd. as of December 31, 2002, 2003 and June 30, 2004
2. Income statements of Shanghai Chuan Lin Precision Die Casting Co., Ltd. for the year 2002, 2003 and six month June 30, 2004
3. Statement of cash flows of Shanghai Chuan Lin Precision Die Casting Co., Ltd. for the year ended 2002, 2003 and six month June 30, 2004
4. Notes to the financial statements of Shanghai Chuan Lin Precision Die Casting Co., Ltd. for the year ended 2002, 2003 and six month June 30, 2004


Horwath China Shanghai CPA Co., Ltd.
4F, No.61, Nan Jing East Road.
Shanghai 200002
P.R.C.

Telephone :(021)63391166
Fax:      (021)63392558

July 19, 2004

               SHANGHAI CHUAN LIN PRECISION DIE CASTING CO., LTD.
                                INCOME STATEMENT
                           (EXPRESSED IN US DOLLARS)

FISCAL YEAR ENDED

                          JUNE 30, 2004     2003   2002
Revenue                      922,556  1,844,5097  12,819
Cost of goods sale           793,284  1,577,625  589,706
 Gross Margin                129,274    266,884  123,112

Operating expenses
 Selling                      12,444     20,539   13,048
 General &Administrative      83,243    105,956   70,315
  Operating Income            33,587    140,389   39,749

Financial cost                 9,786     9,424     7,732
Government Grant               1,691      1,933      362

Loss before tax               25,492    132,898   32,379
Income tax                     9,182     18,485    7,128
Loss after tax                16,310    114,413    2,525


The accompanying notes are an integral part of those financial statements.

  SHANGHAI CHUAN LIN PRECISION DIE CASTING CO., LTD.
  RETAINED EARNINGS STATEMENT

                            (EXPRESSED IN US DOLLARS)

                                     Paid-in CapitalAdditional paid-in capitalRetained earningsTotal equity
Balance at January 1, 2002                   241,633                   371,028         (16,431)     596,231
Loss for the year
Transfer to/ (from) retained earnings                                                    19,210
                                                                                         25,251
Balance at December 31,2002                  241,633                   371,028         (10,390)     602,271
Loss for the year                                                                           ---
Transfer to/ (from) retained earnings                                                   122,025
                                                                                        114,413
Balance at December 31,2003                  241,633                   371,028         (18,002)     594,660
Loss for the year
Transfer to/ (from) retained earnings                                                     4,229
                                                                                         16,310
Balance at June 30,2004                      241,633                   371,028          (5,920)     606,742


The accompanying notes are an integral part of those financial statements.

               SHANGHAI CHUAN LIN PRECISION DIE CASTING CO., LTD.
                                  BALANCE SHEET
                            (EXPRESSED IN US DOLLARS)


                                               ASSETS
Current Assets                          JUNE 30, 2004  DEC.31,2003  DEC.31,2002
Cash and cash equivalents                      95,808      108,010       29,358
Accounts receivable, net                      374,894      410,535      226,169
Advances to suppliers                          47,964       47,119       48,689
Deposit current                                   ---          ---          ---
Prepaid expenses                                  ---          ---          ---
Parent company                                    ---          ---         ----
Inventories                                   339,857      242,842      433,974
Other                                          40,353       59,563       34,433
    Total current assets                      898,876      868,068      772,623
    Total property, plant and equipment, net  378,640      397,487      321,131
Construction in progress                          ---          ---       76,477
Other long term assets-tax refund                 ---          ---          ---
    Total assets                            1,277,516    1,265,555    1,170,231

               SHANGHAI CHUAN LIN PRECISION DIE CASTING CO., LTD.
                                  BALANCE SHEET
                            (EXPRESSED IN US DOLLARS)


			LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES                      JUNE 30, 2004   DEC. 31, 2003  DEC.31, 2002
  SHORT-TERM LOANS                              120,817        120,817        120,817
  ACCOUNTS PAYABLE                              216,383        198,623        175,547
  ADVANCES FROM CUSTOMER                        119,367         72,973         68,261
  PAYROLL                                        35,399            ---            ---
  PARENT COMPANY                                    ---            ---            ---
  TAXES PAYABLE                                  16,552         42,890          9,907
  DIVIDENDS PAYABLE                              82,880        101,124            ---
  ACCRUED EXPENSES                                2,175         12,444          7,490
  OTHER PAYABLE                                  77,201        122,024        185,937
    TOTAL CURRENT LIABILITIES                   670,774        670,895        567,959
    TOTAL LIABILITIES                           670,774        670,895        567,959

STOCKHOLDERS' EQUITY
  PAID-IN CAPITAL                               241,634        241,634        241,634
  ADDITIONAL PAID-IN CAPITAL                    371,028        371,028        371,028
  RETAINED EARNINGS                             (5,920)       (18,002)       (10,390)
   TOTAL STOCKHOLDERS' EQUITY                   606,742        594,660        602,272
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY 1,277,516      1,265,555      1,170,231


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THOSE FINANCIAL STATEMENTS.

                 SHANGHAI CHUAN LIN PRECISION DIE CASTING CO., LTD.
                               STATEMENT OF CASH FLOW
                             (EXPRESSED IN US DOLLARS)


											FISCAL YEAR ENDED
                                                                              JUNE 30,2004 DEC.31,2003 DEC.31,2002
Cash flow from operating activities
 Net loss                                                                          16,310     114,413      25,251
 Adjustments to reconcile net cash used by operating  activities:
 Reserve for asset impairment                                                       1,570         ---          --
 Depreciation                                                                      23,922      42,286      37,332
 Accrual expenses                                                                 (10,874)      5,316     (16,552)
 Loss on disposal of fixed assets, intangible assets and other long-term assets     1,450         ---
 Inventory                                                                        (98,586)     191,132   (169,022)
 Accounts Payable                                                                  28,392       (3,262)   301,559
 Accounts receivable                                                               54,126    (207,926)    (48,327)
 Prepaid expenses                                                                   9,786      10,390       7,974
Amortization of Pre-operation
Loss on disposal of fixed assets
   Net cash used by operating activities                                            26,096     152,350     138,214

Cash flow from investing activities
Purchase:
Plant assets                                                                         6,524      42,044     103,661
Net cash used in investing activities                                              (6,524)    (42,044)   (103,661)

Cash flow from financing activities:
 Paid in capital
  Interest and dividend                                                             31,774      31,654      26,821
  Net cash provided by financing activities                                       (31,774)    (31,654)    (26,821)
Net increase (decrease) in cash and cash equivalents                              (12,202)      78,652       7,732
Cash and cash equivalents at beginning of period                                   108,010      29,358      21,626
Cash and cash equivalents at end of period                                          95,808     108,010      29,358


The accompanying notes are an integral part of those financial statements.

    NOTES TO FINANCIAL STATEMENTS
    JUNE 30, 2004 AND DECEMBER 31, 2002,2003

    NOTE 1--- DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Description of Business- Shanghai Chuan Lin Precision Die Casting Co., Ltd. ("the company") invested by Misters Ding Hong Ling and Lu Qia, was registered
 on  November  23,  2001   (Registration   Number  (3102292041453).  The  total
 registered capital is RMB 2,000,000 or $241,633 US Dollars for business life of 10 years. The business scope includes manufacturing engine cylinders and motor casting, Household electric plate and non-ferrous die casting. On March 20, 1997, Mr. Ding Hong Ling reached agreement with Collective Assets Administration Body of ShengXiang Town, QingPu County of Shanghai to acquire the Shanghai QingPu ShengXiang Non-Ferrous Die Casting Company. The business registration was processed accordingly. On October 10, 2001, Mr. Ding Hong Ling and Mr. Lu Qia agreed to form Shanghai Chuan Lin Precision Die Casting Co., Ltd.. The joint venture agreement was signed on August 6, 2004 by Misters Ding Hong Ling and Lu Qia to form the joint venture. According to this joint venture agreement, Mr. Ding Hong Ling invested with the net assets of Shanghai QingPu ShengXiang Non-Ferrous Die Casting Company as of November 30, 2001 amounted RMB 4,070,956.73 or $491,839 in US Dollars. Mr. Lu Qia invested with cash of RMB 1,000,000 or $120,817 in US dollars. Each party holds 50% of Shanghai Chuan Lin Precision Die Casting Co., Ltd.. The registration of Shanghai QingPu ShengXiang Non-Ferrous Die Casting has not been de-registered.

    Fiscal Year- the Company's fiscal year is January 1 to December 31.

    Use of Estimates-The preparation of financial statements in accordance with generally accepted accounting principles in the U.S.A. requires the use of management's estimates. These estimates are subjective in nature and involve judgments that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at fiscal year end and the reported amounts of revenues and expenses during the fiscal year. Actual results could differ from these estimates.

    Cash and Cash Equivalents-All highly liquid investments with original maturities of three months or less at date of purchase are carried at cost plus accrued interest, which approximates fair value, and are considered to be cash equivalents.

    Inventories- The inventories are stated at the actual cost when purchased. The cost of inventories are determined by FIFO when issued. Low value articles are 100% amortized when used.

    NOTE 1--- DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Property, Plant and Equipment-Property, plant and equipment are carried at historical cost. Depreciation is provided using the straight-line method over the estimated economic lives of the assets as follows:

Building                      20 years
Land improvement              -----
Industrial equipment          10 years
Vehicles                      5years
Electronic equipment and other5 years

    Revenue Recognition-Sales revenues are recorded when goods are shipped, and profit is recognized at that time. Revenue from products delivered to consignees are deferred and recognized upon the resale or subsequent consumption of product by the purchaser.

    Income taxes-For tax purpose, the company accrues income tax based on revenue. Income tax rate is 1% of revenue.

    Value-Added Tax- Tax rate is 17%

    Contingencies- Contingent liabilities are not recognized in the consolidated financial statements. They are disclosed unless the possibility of an outflow of resources embodying economic benefit is remote.

    Subsequent events-Post year end events that provide additional information about a company's position at the balance sheet date or those that indicate the going concern assumption is not appropriate (adjusting events) are reflected in the financial statements. Post year end events that are not adjusting events are disclosed in the notes when material.


	NOTE 2-ACCOUNTS  RECEIVABLE:  of  which  the  larger amount or longer aging accounts were as follows in U.S. Dollars:

                                                     JUNE 30, 2004  DEC.31,2003  DEC.31,2002
Total                                                      374,894      410,535      226,169
Of which:
Shanghai Xuka Electronic Machinery Co., Ltd                 96,412       86,867       77,323
Shanghai Shigang  Electronic Co., Ltd                       46,635       62,221       32,258


	NOTE  3--ACCOUNT  PAYABLE:  of  which  the larger amount  or  longer  aging accounts were as follows in U.S. Dollars:

                                  JUNE 30,2004   DEC.31,2003   DEC.31,2002
Total                                   216,383      198,623      175,547
Of which:
Yixin Hengfeng   Material Co., Ltd       16,552      168,902       25,372

	NOTE 4-DIVIDEND PAYABLE

               JUNE 30, 2004  DEC. 31, 2003 DEC. 31, 2002
Total                82,880      101,124          ---
Of which:
Ding Hong Ling       42,406       60,650          ---
Lu Cha               40,474       40,474          ---


   	NOTE 5-INVENTORY

ORIGINAL VALUE

                       JUNE 30, 2004  DEC.31, 2003 DEC.31, 2002
    Raw material             78,289       39,265        7,370
    Finished goods          196,569      145,826      396,400
    Low value articles       79,860       71,040       43,494
Total                       354,718      256,131      447,264
RESERVE OF INVENTORY
    Raw material                ---          ---          ---
    Finished goods              ---          ---          ---
    Low value articles       14,860       13,290       13,290
Total                        14,860       13,290       13,290
NET VALUE
   Raw material              78,289       39,265        7,370
   Finished goods           196,569      145,826      396,400
   Low value articles        64,999       57,750       30,204
Total                       339,857      242,842      433,974


   	NOTE 6-FIXED ASSETS AND ACCUMULATED DEPRECIATION

ORIGINAL VALUE                JUNE 30, 2004 DEC.31, 2003 DEC.31, 2002
  PROPERTY AND PLANT                192,099      192,099      148,000
  MACHINERY                         359,430      359,430      294,672
  VEHICLES                           55,092       63,066       53,401
  ELECTRONIC EQUIPMENT AND OTHER      3,262        3,262        3,262
TOTAL                               609,883      617,857      499,336
ACCUMULATED DEPRECIATION
  PROPERTY AND PLANT                 73,698       69,711       63,308
  MACHINERY                         129,636      113,689       83,726
  VEHICLES                           25,009       34,070       28,271
  ELECTRONIC EQUIPMENT AND OTHER      2,899        2,899        2,899
TOTAL                               231,243      220,370      178,205
NET BOOK VALUE
  PROPERTY AND PLANT                118,400      122,387       84,692
  MACHINERY                         229,793      245,741      210,946
  VEHICLES                           30,083       28,996       25,130
  ELECTRONIC EQUIPMENT AND OTHER        362          362          362
TOTAL                               378,640      397,487      321,131

   	NOTE 7-- TAX PAYABLE

               JUNE 30 ,2004 DEC. 31, 2003 DEC. 31, 2002
Value-Added Tax       16,552       42,890         9,907


	Note 8--Contingencies
   Before it was acquired by Mr. Ding Hong Ling, on November 11, 1996 Shanghai QingPu Sheng Xiang Non-Ferrous Die Casting provided guarantee to Shanghai ZhongRui Investment Company for its borrowing of RMB 2,500,000 or $302,042 in U.S Dollars from PuDong Development Bank. The guarantee contract was signed then. According to the civil ruling of Shanghai QingPu People's Court on August 8, 2000 (Ruling # 2000 Qing Jing Chu 607), Shanghai QingPu ShengXiang Non-Ferrous Die Casting is liable to repay the borrowing of Shanghai ZhongRui Investment Company from Pu Dong Development Bank. According to this ruling, the court repossessed a piece of land and the construction attached located in the Shanghai Qing Pu Sheng Xiang Non-Ferrous Die Casting (Total RMB 979,573.39 netor $118,349 in U.S Dollars The land is known as 4 Qiu at XingShen Village, ShengXiang Town, QingPu County. The land certificate number is Hu Fang Di Qing Zi (1999) 003187 with the owner of the land and the construction attached as Shanghai QingPu ShengXiang Non-Ferrous Die Casting. Until audit report was issued, the company is still negotiating this case based on history reasons with bank and QingPu County Government. The payment of the lien is possible and the QingPu County government will likely remove this lien. In the unlikely event that an agreement cannot be reached, the company will be completely responsible for this liability RMB 2,500,000 or $302,042 in U.S Dollars, which will result in the company's net assets to decline by RMB 2,500,000 or $302,042 in U.S Dollars.

NOTE 9---OTHER ITEM EXPLANATION

   The actual owner of the land of Shanghai Chuan Lin Precision Die Casting Co., Ltd. (Hu Fang Di Qing Zi (1999) 003187) is Shanghai QingPu ShengXiang Non-Ferrous Die Casting Company owned by Ding Hong Ling (see note 1). Of all the freight equipments listed in the company fixed assets book, the Shanghai QingPu ShengXiang Non-Ferrous Die Casting Company is listed as the owner on the vehicle licenses of the truck and DongFeng truck, and Mr. Ding Hong Ling is listed as owner on the vehicle license of the Santana 2000.

   Exhibit (b) - Unaudited Pro Forma Financial Data

            SHANGHAI CHUAN LIN PRECISION DIE CASTING PRODUCTS CO.,LTD.
                        WORLDWIDE MANUFACTURING USA, INC.
                        UNAUDITED PRO FORMA FINANCIAL DATA

   On September 1, 2004, Shanghai Chuan Lin Precision Die Casting Products Co., Ltd, ("Chuan Lin) and Worldwide Manufacturing USA, Inc. (the "Company" or "Worldwide"), consummated an Agreement for Sale and Purchase of the Business Assets of Chuan Lin ("the Agreement") whereby the Company acquired all of the assets of Chuan Lin in exchange for 1,000 shares of Voting Preferred Stock of Worldwide. Each Preferred share converts to 1,000 shares of common stock of Worldwide, which will be allocated up to a five year period. These preferred shares give the voting power equivalent of one million of the Company's common shares. The preferred stock if and when converted to common stock will bear a restrictive legend and the holding period begins on the date of the issuance of the preferred stock. The value of the net assets of the factory is $1,075,000.

   The transaction has been accounted for as an acquisition of the business assets of Chuan Lin, with Worldwide as the accounting acquiror. Chuan Lin has adopted a fiscal year end of December 31, which is the reporting year of the accounting acquirer or the Company.

   The  following unaudited pro forma financial statements  are  based  on  the historical presentation of the financial statements of Chuan Lin and Worldwide. The unaudited pro forma statements of operations for the interim period ended June 30, 2004 and for the year ended December 31, 2003 give effect to the Agreement as if it had occurred on January 1, 2004 and 2003, respectively. The unaudited pro forma balance sheet as of June 30, 2004 gives effect to the Agreement as if it had occurred on June 30, 2004. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements, including notes thereto, of Worldwide Manufacturing USA, Inc., and Chuan Lin previously filed or included herein.

   The unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future. These combined pro forma statements do not reflect any potential savings which may result from the combined operations of Worldwide and Chuan Lin.

CHUAN LIN DIE PRECISION CASTING PRODUCTS CO., LTD.
WORLDWIDE MANUFACTURING USA, INC.

PROFORMA BALANCE SHEET  (1)

JUNE 30, 2004
                                                       (2)            (2)            (3)
                                                 WORLDWIDE      CHUAN LIN                    PRO FORMA
                                                 6/30/2004      6/30/2004    ADJUSTMENTS     6/30/2004

CASH                                               585,720         95,808                      681,528
ACCOUNTS RECEIVABLE                              1,399,643        374,894                    1,774,537
INVENTORY                                          400,302        339,857         39,143       779,302
OTHER CURRENT ASSETS                                80,442         40,353                      120,795

CURRENT ASSETS                                   2,466,107        850,912         39,143     3,356,162

ADVANCES TO SUPPLIERS                                              47,964                       47,964
OTHER LONG-TERM RECEIVABLES                         24,420                                      24,420
FIXED ASSETS, NET                                  448,540        378,640        299,360     1,126,540
OTHER ASSETS                                         7,594                         8,938        16,532
TOTAL ASSETS                                     2,946,661      1,277,516        347,441     4,571,618


SHORT TERM NOTE                                                   120,817      (120,817)       119,367
ADVANCES FROM CUSTOMER                                            119,367
CURRENT MATURITIES OF INSTALLMENT DEBT               8,013                                       8,013
ACCOUNTS PAYABLE                                 1,510,782        216,383                    1,727,165
ACCRUED EXPENSES                                                    2,175                        2,175
OTHER CURRENT LIABILITIES                          346,959        212,032                      558,991

CURRENT LIABILITIES                              1,865,754        670,774      (120,817)     2,415,711

LONG TERM DEBT NET OF CURRENT PORTION               19,809                                      19,809
NOTES PAYABLE TO SHAREHOLDERS
DEFERRED COMPENSATION PAYABLE                       90,000                                      90,000

TOTAL LIABILITIES                                1,975,563        670,774      (120,817)     2,525,520

COMMON STOCK                                       164,861                     1,075,000     1,239,861
RETAINED EARNINGS                                  806,237        (5,920)          5,920       806,237
PAID IN CAPITAL                                                   612,662      (612,662)
TOTAL EQUITY                                       971,098        606,742        468,258     2,046,098

TOTAL LIABILITIES & EQUITY                       2,946,661      1,277,516        347,441     4,571,618

CHUAN LIN DIE PRECISION CASTING PRODUCTS CO., LTD.
WORLDWIDE MANUFACTURING USA, INC.

PROFORMA INCOME STATEMENT  (1)

FOR THE SIX MONTHS JUNE 30, 2004
                                                          (2)              (2)        (3)
                                                    WORLDWIDE        CHUAN LIN
                                                   SIX MONTHS       SIX MONTHS                  PRO FORMA
                                             1/1/04 - 6/30/04 1/1/04 - 6/30/04ADJUSTMENTS       6/30/2004

REVENUE                                             3,163,771          922,556                  4,086,327

COST OF SALES                                       1,960,800          793,284                  2,754,084

GROSS PROFIT                                        1,202,971          129,272                  1,332,243

OPERATING EXPENSES                                    869,418           95,687     37,200       1,002,305
FINANCIAL INCOME AND EXPENSE                            (740)             8095                      7,355
INCOME TAX EXPENSE                                    130,413            9,182                    139,595
NET INCOME                                            203,880           16,308   (37,200)         182,988

NET INCOME PER SHARE (PROFORMA)                                                                      0.01

WTD. AVE. SHARES O/S                                                                           30,325,000

CHUAN LIN DIE PRECISION CASTING PRODUCTS CO., LTD.
WORLDWIDE MANUFACTURING USA, INC.


PROFORMA INCOME STATEMENT  (1)

YEAR ENDED DECEMBER 31, 2003
                                                       (2)                   (2)        (4)
                                                 WORLDWIDE             CHUAN LIN
                                             TWELVE MONTHS         TWELVE MONTHS                     PRO FORMA
                                         1/1/03 - 12/31/03     1/1/03 - 12/31/03ADJUSTMENTS         12/31/2003

REVENUE                                          5,999,630              1,844,50                     7,844,139

COST OF SALES                                    4,051,225             1,577,625                     5,628,850

GROSS PROFIT                                     1,948,405               266,884                     2,215,289

OPERATING EXPENSES                               1,427,628               126,495     74,400          1,628,523
OTHER INCOME/EXPENSE                                18,405                 7,491                        25,896
INCOME TAX EXPENSE                                (38,500)                18,485                     -(20,015)
NET INCOME                                         540,872               114,413   (74,400)            580,885

NET INCOME PER SHARE (PROFORMA)                                                                  $        0.02

WTD. AVE. SHARES O/S                                                                                30,325,000

         CHUAN LIN DIE PRECISION CASTING PRODUCTS CO., LTD. AND WORLDWIDE
                            MANUFACTURING USA, INC.

                   NOTES TO UNAUDITED PRO FORMA FINANCIAL DATA

   (1) The unaudited pro forma financial data do not give effect to any potential savings or other synergies that could result from the combination of Worldwide and Chuan Lin. The pro forma data are not necessarily indicative of the operating results or financial position that would have occurred had the Agreement been consummated as of the dates indicated, nor are they necessarily indicative of future operating results or financial position. The pro forma adjustments are based on available information and upon certain assumptions that management believes are reasonable under the circumstances.

   (2) These columns represent historical results of operations and financial position.

   (3) The adjustment presents the effect of the acquisition of the private company (Chuan Lin) by the operating public corporation (Worldwide). The shareholders and management of Worldwide will have effective operating control of the combined company after the transaction. Worldwide issued a total of 1,000 shares of Voting Convertible Preferred shares valued at an aggregate purchase price of $1,075,000. The difference between the carrying amount of the assets and liabilities of Chuan Lin and their fair value has been allocated to building, equipment, and inventory. A proforma adjustment to earnings was made for the six months ended June 30, 2004 and the year ended December 31, 2003, to reflect the effect on depreciation expense resulting from a higher carrying amount for plant and equipment.